NORWEST ADVANTAGE FUNDS
                               Institutional Funds

                        Supplement Dated October 11, 1999
                       to Prospectus Dated October 1, 1999


                          Funds Available For Purchase

         This prospectus offers only shares of the following funds for purchase by Wells Fargo & Company 401(k) Plan participants: Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Large Company Growth Fund and Diversified Small Cap Fund.

         The other funds described in this prospectus are not available for purchase through the Wells Fargo & Company 401(k) Plan.